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                                                                    EXHIBIT 10.4

                          SECURITY AND PLEDGE AGREEMENT


         THIS SECURITY AND PLEDGE AGREEMENT (this "Agreement") made and entered into as of August 13, 1999 ("Effective Date"), by and among INTELECT NETWORK TECHNOLOGIES COMPANY, a Nevada Corporation, DNA ENTERPRISES, INC. a Texas Corporation; and INTELECT VISUAL COMMUNICATIONS CORP., a Delaware corporation (the foregoing are each and collectively, the "Pledgor") INTELECT COMMUNICATIONS, INC. ("Borrower"), and THE COASTAL CORPORATION SECOND PENSION TRUST ("Secured Party") (the "Parties"):

                                 W I T N E S S:

         WHEREAS, pursuant to the terms, and subject to the conditions, set forth in that certain Amended and Restated Loan Agreement For Receivables- And Inventory-Backed Borrowing ("Loan Agreement") between the Borrower and Secured Party dated the Effective Date and in a Promissory Note (the "Note"), amended and restated as of the Effective Date issued by Borrower and payable to the order of Secured Party in the original principal sum of Twelve Million and no/100 Dollars ($12,000,000), Secured Party has agreed to advance funds to Borrower; and

         WHEREAS, as a condition to the agreement of Secured Party to advance funds, Borrower and Pledgor granted a Security Interest to Secured Party under a Security Agreement for Receivables Backed Borrowing dated September 14, 1998, a Security Agreement for Inventory Backed Borrowing dated November 24, 1998, and a Borrower Pledge Agreement dated September 14, 1998, all as in full force and effect on the date of this Agreement; and

         WHEREAS, Secured Party, Borrower and Pledgor desire to amend and restate the Security Interest under the a Security Agreement for Receivables Backed Borrowing, the Security Agreement for Inventory Backed Borrowing and the Borrower Pledge Agreement in conjunction with the amendment and restatement of the Loan Agreement; and

         WHEREAS, each of the Pledgors is a wholly owned subsidiary of Borrower and in consideration of the benefits received from the proceeds of the Note, and for other good and valuable consideration, do hereby desire and agree to grant a Security Interest in the Security;

         NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements herein contained and of the Loan hereinafter referred to, Borrower, each Pledgor and the Secured Party agree as follows:

SECTION 1.  DEFINITIONS

         1.01 Certain Defined Terms. Unless otherwise defined, the terms used in this Security Agreement have the meanings given in the Loan Agreement.

         "Account Debtor" shall have the meaning given in Section 2.03(a) of this Agreement.

         "Agreement" shall mean this Security Agreement, as the same may from time to time be amended or supplemented.

         "Custodian" means Chase Bank of Texas, its successors and assigns.

         "Default" has the meaning given in Section 6.

         "Event of Default" has the meaning given in Section 6 hereof.

         "Fraudulent Conveyance" has the meaning given in Section 2.09 hereof.

         "Loan Agreement" means the Amended and Restated Loan Agreement For Receivables- And Inventory-Backed Borrowing between the Parties of even date herewith.



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         "Obligations" means the aggregate of:

                  (1) the indebtedness evidenced by the Note, including interest accruing thereon;

                  (2) all sums advanced and costs and expenses incurred by Secured Party in accordance with the Note, this Security Agreement and the other Transaction Documents, including, without limitation, all reasonable legal, accounting, consulting or like fees, made and incurred in connection with the Obligations described in clause (1) above or any part thereof, any renewal, extension, or modification of, or substitution for, the foregoing Obligations or any part thereof, or the acquisition, perfection or maintenance and preservation of the security for the Obligations, whether such advances, costs, or expenses shall have been made and incurred at the request of Borrower, Pledgor or Secured Party,

                  (3) all other Obligations of Borrower or Pledgor pursuant to the Note and the other Transaction Documents; and

                  (4) any and all extensions and renewals of, substitutions for, or modifications or amendments of any of the foregoing Obligations or any part thereof.

         "Pledgor" has the meaning given that term in the introduction to this Security Agreement.

         "Proceeds" means whatever is received upon the sale, exchange, collection, or other disposition of the Security and insurance payable or damages or other payments by reason of loss or damage to the Security, whether cash or non-cash and all securities and guaranties therefor.

         "Schedules" has the meaning assigned to that term in Section 4.01.

         "Secured Party" has the meaning given that term in the introduction to this Security Agreement.

         "Security" has the meaning assigned to that term in Section 2.03(b).

         "Security Agreement" means this Security Agreement dated as of the Effective Date, among Borrower, each Pledgor and Secured Party, as said agreement may be amended, modified, supplemented, and/or extended from time to time.

         "Security Interest" has the meaning assigned to that term in Section 2.01.

         "UCC" means the Uniform Commercial Code as in effect in any jurisdiction applicable.

SECTION 2.  CREATION OF SECURITY INTEREST

         2.01 Creation of Security Interest. In consideration of Secured Party's advancing or extending the funds or credit constituting the Obligations (including the Indebtedness), as a condition to such Advances and extensions, in consideration of the mutual covenants contained herein, and for the purpose of securing the prompt, unconditional and complete payment and performance of the Obligations, Borrower and Pledgor hereby grant to Secured Party a continuing general lien and security interest in the Security (the "Security Interest"), including:

                  (a) All of the Pledgor's accounts receivable, together with any instruments, chattel paper, and general intangibles relating thereto (collectively, "Accounts") that now exist or are currently owned by Pledgor or are later owned or acquired by Pledgor, including in all Proceeds;

                  (b) All of Pledgor's inventory of raw materials, parts, sub-assemblies and completed products, together with any instruments, chattel paper, and general intangibles relating thereto (collectively, "Inventory") that now exist or are currently owned by Pledgor or are later owned or acquired by Pledgor, including in all Proceeds; and


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                  (c) The Pledged Securities. All certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by Secured Party or a person or entity designated by Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank.

         2.02 Proceeds. Except as otherwise permitted herein, including the sale of Inventory to Pledgor's customers in the ordinary course of business, the Security Interest of Secured Party hereunder in the Proceeds shall not be construed to mean that Secured Party consents to the sale or other disposition of any part of the Security.

         2.03 Security.

                  (a) This continuing general lien and security interest shall extend to all proceeds and collections from all Inventory and of all Accounts, all guaranties and other security for all Inventory and Accounts, and all right, title, and interest of Pledgor in the merchandise that is created from such Inventory or that caused the creation of any such Account. All right, title, and interest in the merchandise shall include the right of stoppage in transit of goods; all returned, rejected, rerouted, or repossessed goods; and the sale or lease of goods that shall have arisen from any Inventory or that shall have given rise to any Account. The granted continuing lien and security interest also shall extend to the proceeds of all Security and to all of Pledgor's books and records relating to the Security. The obligors on Pledgor's Accounts are sometimes called the "Account Debtor" or the "Account Debtors" in this Agreement.

                  (b) The Inventory, Accounts, proceeds, collections, guaranties, other security, and all right, title, and interest in the merchandise arising from the Inventory , and the Pledged Securities and the proceeds arising therefrom, collections, guaranties, other security, and all other right, title, and interest thereto, are collectively included in the term "Security" in this Agreement. The granted continuing lien and security interest also shall extend to the proceeds of all Security and to all of Pledgor's books and records relating to the Security. The obligors on Pledgor's Accounts or notes receivable, including arising from the sale of Inventory in the ordinary course of business are sometimes called the "Account Debtor" or the "Account Debtors" in this Agreement.

         2.04 Partial Release. Except as expressly set forth therein, no release from the Lien of this instrument of any part of the Security by Secured Party shall in any way alter, vary, or diminish the force, effect or Lien of this instrument on the balance or remainder of the Security.

         2.05 Subrogation. This Security Agreement is made with full substitution and subrogation of Secured Party in and to all covenants and warranties by others heretofore given or made in respect of the Security or any part thereof.

         2.06 Successor Secured Party. Any Person that succeeds to Secured Party as Holder pursuant to, and as permitted by, the terms of the Note automatically shall become Secured Party hereunder.

         2.07 Termination. If all the Obligations are paid and performed in full and the covenants herein contained are performed in all respects, then Secured Party shall, upon the request of Pledgor and at Pledgor's cost and expense, deliver to Pledgor proper instruments executed by Secured Party evidencing the release of this instrument. Until such delivery, this instrument shall remain and continue in full force and effect.

         2.08 No Assumption. The Security Interest is given to secure the prompt, unconditional and complete payment and performance of the Obligations when due, and is given as security only. The Secured Party does not assure and shall not be liable for any of Pledgor's liabilities, duties or obligations under or in connection with the Security. The Secured Party's acceptance of this Security Agreement, or its taking any action in carrying out this Security Agreement, does not constitute the Secured Party's approval of the Security or the Secured Party's assumption of any obligation under or in connection with the Security. This Security Agreement does not affect or modify Pledgor's obligations with respect to the Security.

         2.09 Fraudulent Conveyance. Notwithstanding anything contained in this Agreement to the contrary, Borrower agrees that if, but for the application of this Section, the Obligation or any Security Interest would constitute a preferential transfer under 11 U.S.C. Section 547, a fraudulent conveyance under 11 U.S.C. Section 548 (or any successor section of that Code) or a fraudulent conveyance or transfer under any state law of similar effect (each a "Fraudulent Conveyance"), then the Obligation and each affected Security Interest will be enforceable to the maximum extent possible without causing the


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Obligation or any Security Interest to be a Fraudulent Conveyance, and shall be deemed to have been automatically amended to carry out the intent of this Section.

SECTION 3.    LOANS, COLLECTION AND  RECORDS

         3.01 Advances. Secured Party agrees, during the continuance of this Agreement, to make Advances to Borrower, against those Accounts that Secured Party, in its sole discretion, deems eligible for borrowing, as provided in the Loan Agreement.

         3.02 Notes. To evidence Secured Party's loans to Borrower, Borrower shall, at Secured Party's request, execute and deliver to Secured Party the Note or Notes payable to Secured Party. These Notes shall be subject to all the terms and conditions of the Loan Agreement, including the payment to Secured Party of interest at the rate provided in the Loan Agreement. The execution and delivery of these Notes shall not constitute payment, satisfaction, or release of any Obligation.

         3.03 Interest. Until all Obligations of Borrower to Secured Party are fully paid, Borrower will pay interest computed on the daily Receivable Loan Balance, from the date accrued until the date paid, at the Prime Rate plus the Margin Rate, unless the Default Rate is applicable.

         3.04 Balance. Secured Party shall give Pledgor, each month, a statement of Pledgor's balance prepared from Secured Party's records, which will conclusively be deemed correct in the absence of manifest error, and accepted by Pledgor, unless Pledgor gives Secured Party a written statement of exceptions within thirty (30) days after receipt of the extract or statement.

         3.05 Information.

                  (a) Information. Pledgor and Borrower shall give Secured Party such information regarding the Accounts as Secured Party may reasonably request, including but not limited to information and periodic reports as required herein and by the Loan Agreement.

                  (b) Segregation. Pledgor will physically segregate all rejected, rerouted, repossessed, or returned goods sold or delivered in respect of any Account; will immediately notify Secured Party of any rerouted, repossessed, or returned goods; will receive such goods in trust for Secured Party; will hold the goods for such disposition as Secured Party may direct or at Secured Party's option; will promptly refund all advances, loans, and extensions made on the Accounts; and will post written notice that the Accounts and goods are subject to Secured Party's lien and security interest.

                  (c) Transfer. In the event of an Event of Default, in addition to any other remedy provided herein or in the Loan Agreement, Pledgor will immediately endorse to Secured Party and deliver to Secured Party all instruments, chattel paper, guaranties, or other documents when received by Pledgor as evidence of, as payment of, or as security for any of the Accounts and will immediately transfer to Secured Party all security received for any of the Accounts.

                  (d) Inventory Records. Pledgor shall give Secured Party each month, a statement of additions to and deliveries from Inventory. Pledgor and Borrower shall give Secured Party such other information regarding the Inventory as Secured Party may reasonably request, including but not limited to information and periodic reports as required herein and by the Loan Agreement.

SECTION 4. REPRESENTATIONS, WARRANTIES, AND COVENANTS REGARDING THE SECURITY

         4.01 Accounts. At the time of assignment, each account receivable represents and will represent an undisputed, bona fide sale and delivery of goods or services rendered, or both (or in the case of a general intangible, represents and will represent an undisputed, bona fide agreement), and is not and will not be subject to any setoff, counterclaim, discount, or condition of any nature, except as specified in writing on or before the delivery to Secured Party of schedules of assignment of accounts receivable. Pledgor is, or at the time of the assignment will be, the lawful owner of each Account and has unqualified right to assign and grant liens and security interests of the Accounts to Secured Party. Pledgor will, with respect to each Account:


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                  (a) deliver to Secured Party such papers as Secured Party may require, including, without limitation, the original delivery or other receipts and duplicate invoices;

                  (b) furnish Secured Party a weekly aged accounts receivable trial balance, as required by the Loan Agreement;

                  (c) furnish to Secured Party weekly, statements of Account with Pledgor's customers. Pledgor agrees that Secured Party may from time to time verify the validity, amount, and any other matters relating to the Accounts by means of mail, telephone, or otherwise, in the name of Pledgor, Secured Party, or such other name as Secured Party may choose;

                  (d) do all things required by Secured Party in its reasonable judgment, in order more completely to vest in and assure to Secured Party its rights under this Agreement. The Accounts shall be collaterally assigned to Secured Party by written or printed instruments (called "Schedules" in this Agreement) in form acceptable to Secured Party, executed in such quantities as Secured Party may require, but the lien and security interest of Secured Party shall not be limited in any way to or by the inclusion of the Accounts within such Schedules, and to the extent the terms and provisions of this Agreement shall conflict with the Schedules, this Agreement shall be controlling. In the event the Texas Uniform Commercial Code (Chapters 1 through 13 of the Texas Business and Commerce Code) applies to any of the Accounts, Pledgor need not furnish the Schedules relating to those Accounts unless Secured Party shall so request; but Pledgor's failure to execute and deliver the Schedules shall not limit the security interest granted to Secured Party under this Agreement; and

                  (e) keep and will continue to keep all of its books and records concerning accounts receivable and general intangibles and all of its other books and records at its chief place of business, unless written notice to the contrary is given by Pledgor to Secured Party.

         4.02 Inventory. Pledgor and Borrower covenant and agree that:

                  (a) Pledgor will deliver to the Secured Party, as the Secured Party requires, any document, lists, descriptions, certificates, and other information necessary or proper to keep the Secured Party fully informed with respect to the description of the Security, including, in the case of accounts, the name of each account debtor and the amount and age of each account.

                  (b) Pledgor will fully cooperate with any inventory verification service designated by Secured Party to make audits of the Security and Pledgor's accounting and business procedures.

                  (c) On notice from Secured Party, each person or entity obligated to make any payments to Pledgor with respect to any Security is authorized and directed by Pledgor to make payment directly to the Secured Party. However, until and unless the Secured Party gives such notice, Pledgor is to:

                      (i) promptly collect all sums payable as a result of the sale of the Security;

                      (ii) segregate all proceeds of the Security from any other funds, holding them in trust for the Secured Party, with proceeds becoming part of Security, immediately on receipt by the Pledgor; and

                      (iii) deliver any payment received in respect of any
                            Security immediately to the Secured Party, properly endorsed, to the extent of any payment due and owing to the Secured Party.

         4.03     Pledged Securities.

                  (a)      Corporate Identity.

                           (i) Pledgor  will  maintain  the location of its
places of business and its primary corporate office and the locations where it keeps or holds records relating to the Pledged Securities at the locations at which the same are located as of the date of this Pledge Agreement or at locations other than those specified above if, prior to such relocation,


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Secured Party shall have given Pledgor written notice thereof. Pledgor shall not in any event change the location of any Pledged Securities if such change would cause the Security Interest in such Collateral to lapse or cease to be perfected.

                           (ii)     Pledgor, to the extent not otherwise
restricted in the Note, will not change its name, identity or form of organization in any manner unless it shall have given prior written notice to Secured Party. On any such change, Pledgor will execute and file such financing statements or other documents as may be reasonably requested by Secured Party to maintain the perfection of its Security Interest in the Pledged Securities.

                  (b) Pledged Securities. The Pledged Securities have been duly authorized and validly issued, and are fully paid and non-assessable. The Pledged Securities constitute 100% of the issued and outstanding common stock of the Consolidated Subsidiaries. Except for the lien of St. James, no other person or entity has any interest in or rights to acquire any interest in the Consolidated Subsidiaries.

                  (c) First Priority Security Interest. The pledge of Pledged Securities pursuant to this Pledge Agreement creates a valid and perfected first priority Security Interest in the Pledged Securities, enforceable against Pledgor and all third parties and securing the payment and performance of the Obligations, subject only to the lien of St. James in accordance with the Intercreditor Agreement.

                  (d) Sale, Disposition or Encumbrance of Pledged Securities. Except as provided in the Intercreditor Agreement, Pledgor will not in any way encumber any of the Pledged Securities (or permit or suffer any of the Pledged Securities to be encumbered) or sell, pledge, assign, lend or otherwise dispose of or transfer any of the Pledged Securities to or in favor of any person or entity other than Secured Party.

                  (e) Dividends or Distributions. Subject to the Intercreditor Agreement, any and all dividends and other distributions paid or payable in cash in respect of any Pledged Securities in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or reclassification, and cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Securities, shall be, and shall be forthwith delivered to Secured Party to hold as, Pledged Securities and shall, if received by Pledgor, and be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Secured Party as Pledged Securities in the same form as so received (with any necessary indorsement); provided, however, that Secured Party shall have no duty to receive and hold such dividends and interest payments and shall not be responsible for any failure to do so or delay in so doing.

                  (f) Stock Powers. Pledgor shall furnish to Secured Party such stock powers and other instruments as may be required by Secured Party to assure the transferability of the Pledged Securities when and as often as may be requested by Secured Party.

                  (g) Voting and Other Consensual Rights. Except to the extent otherwise provided in Section 6.08(c), Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, the Note or any other Transaction Document; provided however, that Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Securities or any part thereof, and, provided, further, that upon request of Secured Party at any time or from time to time, Pledgor shall give Secured Party prompt written notice of the manner in which Pledgor has exercised, or the reasons for refraining from exercising, any such right.

                  (h) Custody and Preservation of the Pledged Securities. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Securities in its possession if the Pledged Securities is accorded treatment substantially equal to that which comparable secured parties accord comparable Pledged Securities, it being understood and agreed, however, that Secured Party shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Securities, whether or not Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against persons or entities with respect to any Pledged Securities.

SECTION 5. GENERAL REPRESENTATIONS, WARRANTIES, AND COVENANTS


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         5.01 Recording and Filing. Pledgor shall pay all costs of filing, registering, and recording this and every other instrument in addition or supplemental hereto and all financing statements Secured Party may reasonably require, in such offices and places and at such times and as often as may be, in the judgment of Secured Party, necessary to create, perfect, preserve, protect, and renew the Lien hereof on and in the Security, and otherwise do and perform all matters or things necessary or expedient to be done or observed by reason of any law or regulation of any applicable jurisdiction or any other competent authority for the purpose of effectively creating, perfecting, preserving, protecting, maintaining, and renewing the Lien hereof in and on the Security and the priority thereof. Pledgor shall also pay the costs of obtaining reports from appropriate filing offices concerning Lien filings in respect of any of the Security. A carbon, photographic, or other reproduction of this Security Agreement or of any financing statement relating hereto shall be sufficient as a financing statement.

         5.02 Secured Party's Right to Perform Pledgor's Obligations; Further Assurances. Pledgor agrees that, if Pledgor fails to perform any act that Pledgor is required to perform under this instrument, Secured Party may, but shall not be obligated to, perform or cause to be performed such an act. Accordingly, to the extent permitted by law, Pledgor hereby authorizes Secured Party to execute and file financing statements and continuation statements without Pledgor's signature thereon. Any expense incurred by Secured Party in taking action in accordance with this section shall be a demand obligation owing by Pledgor to Secured Party, shall bear interest in accordance with the Loan Agreement, and shall be a part of the Obligations, and Secured Party shall be subrogated to all of the rights of the party receiving the benefit of such performance. The undertaking of such performance by Secured Party as aforesaid shall not obligate such Person to continue such performance or to engage in such performance or performance of any other act in the future, shall not relieve Pledgor from the observance or performance of any covenant, warranty, or agreement contained in this instrument or constitute a waiver of default hereunder, and shall not affect the right of Secured Party to accelerate the payment of all indebtedness and other sums secured hereby or to resort to any other of its rights, powers, or remedies hereunder or under applicable law. In the event Secured Party undertakes any such action, it shall have liability to Pledgor only upon a showing of its bad faith, gross negligence or willful misconduct (BUT SPECIFICALLY EXCLUDING ITS ORDINARY OR PARTIAL NEGLIGENCE), and in all events no party other than the acting party shall be liable to Pledgor. Pledgor will from time to time (a) sign, execute, deliver, and file, alone or with Secured Party, all further financing statements, security agreements, or other documents that are reasonably necessary; (b) procure any instruments or documents as may be reasonably requested by Secured Party, and (c) take all further action that may be reasonably necessary, or that Secured Party may reasonably request, to confirm, perfect, preserve, and protect the Security Interests intended to be granted hereby.

         5.03 Defense of Claims. Borrower will preserve, warrant, and defend the Security Interest created hereby in the Security against the claims of all Persons whomsoever; will maintain and preserve such Security Interest at all times as contemplated by the Transaction Documents; and will not do or suffer any matter or thing whereby such Security Interest might or could be impaired, it being understood that the Secured Party's right in the Security is subject to the rights of St. James in accordance with the Intercreditor Agreement. Borrower shall promptly notify Secured Party in writing of the commencement of any legal proceedings affecting Secured Party's interest in the Security, or any part thereof, and shall take such action, employing attorneys reasonably acceptable to Secured Party, as may be necessary to preserve Borrower's and Secured Party's rights affected thereby, and should Borrower fail or refuse to take any such action, Secured Party may take the action on behalf of and in the name of Borrower and at Borrower's expense. Moreover, Secured Party may take independent action in connection therewith as it may in its sole discretion deem proper, and Borrower hereby agrees to make reimbursement for all reasonable sums advanced and all reasonable expenses incurred in such actions plus interest in accordance with the Loan Agreement.

         5.04 Attorney-in-Fact. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion, but at Pledgor's cost and expense and without notice to Pledgor, to take any action and to execute any assignment, certificate, financing statement, stock power, notification, document or instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Security or any part thereof and to give full discharge for the same.

         5.05 Approval of Rights. After a default occurs, Pledgor will take all actions the Secured Party requests to obtain the consent to or approval of the Secured Party's rights under this Security Agreement, including without limitation, the right to sell all or any part of the Security upon a Default without the approval or consent of any judicial body. Pledgor and Borrower agree that the Secured Party's remedies at law for failure to comply with this provision would be inadequate


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and that the harm to the Secured Party would not be adequately compensable in damages. Pledgor and Borrower agree that this provision may be specifically enforced.

         5.06 Pledgor's Obligations. This Security Agreement creates a legal, valid and binding lien in and to the Security in favor of Secured Party and enforceable against Borrower and Pledgor. Once perfected, the Security Interest will constitute a first and prior lien on the Security. The creation of this Security Interest does not require the consent of any third party, other than St. James, which consent has been obtained. Debtor has not executed any prior transfer, assignment, pledge, security interest or hypothecation covering the Security or any interest in the Security, other than as acknowledged in the Intercreditor Agreement.

SECTION 6.  DEFAULT

         6.01 Events of Default. Upon the occurrence and continuation of an Event of Default beyond any applicable cure periods, as provided in the Note, Secured Party may declare all Obligations immediately due and payable.

         6.02 Rights in Respect of Security. Subject to the Intercreditor Agreement, upon the occurrence and continuation of any Event of Default, in addition to all other rights of Secured Party, Secured Party will have the right and power, but will not be obligated, to enter upon and take possession of all or any part of the Security, exclude Pledgor therefrom, and to hold, use, administer, manage, and operate the same to the extent that Pledgor could do so. After a Default under the Note, Secured Party may exercise every power, right, and privilege of Pledgor with respect to the Security (including, without limitation, the right of collection) without any liability (SPECIFICALLY INCLUDING LIABILITY FOR ORDINARY OR PARTIAL NEGLIGENCE) to Pledgor in connection therewith except with respect to bad faith, gross negligence or willful misconduct; provided, however, that Secured Party may notify Account Debtors of Pledgor to make payments directly to Secured Party only after all cure periods, as provided in the Note, applicable to such Default have lapsed. Provided there has been no foreclosure sale, when and if such expenses of operation have been paid and the Obligations paid in full, the remaining Security shall be returned to Pledgor.

         6.03 Ancillary Rights. Subject to the Intercreditor Agreement, upon the occurrence and continuation of an Event of Default, in addition to all other rights of Secured Party hereunder, without notice, demand, or declaration of default, all of which are hereby expressly waived by Pledgor, Secured Party may proceed by a suit or suits in equity or at law (a) for the seizure and sale of the Security or any part thereof, (b) for the specific performance of any covenant or agreement contained in this Security Agreement, the Note or any of the other Transaction Documents or in aid of the execution of any power herein granted, (c) for the foreclosure or sale of the Security or any part thereof under the judgment or decree of any court of competent jurisdiction, or (d) for the enforcement of any other appropriate legal or equitable remedy.

         6.04 Receivership. Subject to the Intercreditor Agreement, upon the occurrence and continuation of an Event of Default, in addition to all other rights of Secured Party, Secured Party from time to time may apply to a court of competent jurisdiction for the appointment of one or more receivers to take possession of and to manage and administer the Security or any portion thereof and to collect the Proceeds, all without demand or declaration of default, which are hereby waived by Pledgor. Secured Party shall be entitled to the appointment of such receiver(s) as a matter of right, without regard to the value of the Security as security for the Obligations or the solvency of Pledgor or Borrower or any Person liable for the payment or performance of all or any part of the Obligations. Such receiver(s) shall serve without bond and shall have all usual and customary powers and authorities in addition to all other powers and authorities permitted by the law of the jurisdiction where the Security is situated and all powers and authorities granted to Secured Party herein.

         6.05 Expenses. Borrower will pay to Secured Party all reasonable expenses, including, without limitation, fees and expenses of any receiver(s), reasonable attorneys' and consultants' fees and expenses, advanced by Secured Party and incurred pursuant to the provisions contained in this Section, and all such unpaid expenses shall be: (a) a Lien against the Security, (b) added to the Obligations, and (c) payable upon demand, with interest in accordance with the Loan Agreement, provided, however, that the existence of said Lien shall in no way waive, diminish, or prejudice any other rights, remedies, powers, and privileges that Secured Party or any receiver(s) may have under the applicable laws in the collection of such funds as loans or otherwise.

         6.06 Injunctive Relief. Pledgor and Borrower recognize that, in the event it violates any of the warranties, covenants, terms, and conditions of this Agreement, no remedy at law will provide adequate relief to Secured Party, and

Pledgor and Borrower hereby agree that Secured Party shall be entitled to temporary and permanent injunctive relief in case of any such breach without the necessity of proving actual damages.

         6.07 Remedies Cumulative. No failure on the part of Secured Party or any holder of the Note to exercise, and no delay in exercising, any right, power or privilege hereunder, under the Note or under any other Transaction Document and no course of dealing between Borrower and Secured Party or any holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or privilege, or any abandonment or discontinuance of any steps to enforce such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         6.08 Pledged Securities. Upon the occurrence and during the continuance of an Event of Default:

                  (a) All dividends and interest payments that are received by Pledgor contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement).

                  (b) Secured Party may exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Securities as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of such Pledged Securities or upon the exercise by any such issuer or Secured Party of any right, privilege or option pertaining to any of the Pledged Securities, and in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  (c) At the option of Secured Party and upon written notification thereof to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to Section 4.03(g) with respect to the Pledged Securities shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights, but Secured Party shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

SECTION 7.  FORECLOSURE ON SECURITY

         7.01 Sale. Upon the occurrence and continuation of an Event of Default, Secured Party will have all rights and remedies granted by law, and particularly by the UCC, including, without limitation, the right to take possession of the Security, and for this purpose Secured Party may enter upon any premises on which any or all of the Security is situated and take possession of and manage the Security or remove it therefrom. Secured Party may require Pledgor to assemble the Security and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to all parties. Unless the Security is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Pledgor and Borrower reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Security is to be made. This requirement of sending reasonable notice will be met if the notice is sent to Borrower as provided in the Note at least ten (10) days before the time of the sale or disposition.

         7.02 Private Sale. If Secured Party in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Security, or if Secured Party determines that there is any other restraint or restriction limiting the timely sale or distribution of any such property in accordance with the customary manner of sale or distribution, Secured Party may sell such property privately or in any other manner and at such price or prices it deems, in good faith, advisable, but otherwise without any liability whatsoever to Pledgor or Borrower in connection therewith. Pledgor and Borrower recognize and agree that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by Secured Party may result in a lower sales price than if the sale were otherwise held.

         7.03 Secured Party as Purchaser. Secured Party will have the right to become the purchaser at any foreclosure sale, and it will have the right to credit upon the amount of the bid the amount payable to it out of the net Proceeds of sale.

         7.04 Recitals Conclusive; Warranty; Ratification. Recitals contained in any assignment or bill of sale to any purchaser at any sale made hereunder will conclusively establish, as between the parties to such assignment or bill of sale, the truth and accuracy of the matters therein stated, including, without limitation, nonpayment of the unpaid principal sum of, and the interest accrued on, the written instruments constituting part or all of the Obligations after the same have become due and payable, nonpayment of any other of the Obligations, or advertisement and conduct of the sale in the manner provided herein. Secured Party will have authority to appoint an attorney-in-fact to act in conducting any foreclosure sale and executing assignments and bills of sale. All assignments and bills of sale may contain a general warranty of title from the grantor. Pledgor and Borrower ratify and confirm all legal acts that Secured Party may do in accordance with this Security Agreement.

         7.05 Effect of Sale. Any sale or sales of the Security or any part thereof will operate to divest all right, title, interest, claim, and demand whatsoever, either at law or in equity, of Pledgor in and to the property sold, and will be a perpetual bar, both at law and in equity, against Pledgor, Pledgor's successors or assigns and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through, or under Pledgor, or Pledgor's successors or assigns. The purchaser or purchasers at the foreclosure sale will receive immediate possession of the property purchased.

         7.06 Application of Proceeds. Secured Party shall apply the Proceeds of any sale or other disposition of the Security as follows: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Security for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts reasonably expended by Secured Party under Section 5 hereof; and third, toward payment of the balance of the Obligations in the order and manner determined by Secured Party in its sole discretion. Any surplus remaining shall be delivered to Borrower or Pledgor or as a court of competent jurisdiction may direct.

         7.07 Deficiency. Borrower shall remain liable for any deficiency owing to Secured Party after application of the net Proceeds of any foreclosure sale. Nothing herein contained shall be construed as limiting Secured Party to the collection of any Obligations only out of the income, revenue, rents, issues, and profits from the Security or as obligating Secured Party to delay or withhold action upon any default that may be occasioned by failure of such income or revenue to be sufficient to retire the principal or interest when due on the indebtedness secured hereby. It is expressly understood between Secured Party and Borrower that any Obligation shall constitute an absolute, unconditional obligation of Borrower to pay as provided herein or in the Note in accordance with the terms of the instrument evidencing such Obligations in the amount therein specified at the maturity date or at the respective maturity dates of the installments thereof, whether by acceleration or otherwise.

         7.08 Waiver of Appraisement, Marshaling, Etc. To the extent permitted by applicable law, Pledgor and Borrower agree that neither Pledgor nor Borrower will at any time insist upon or plead or in any manner whatsoever claim the benefit of any appraisement, valuation, stay, extension, or redemption law, if any, now or hereafter in force, to prevent or hinder the enforcement or foreclosure of this instrument, the absolute sale of the Security or the possession thereof by any purchaser at any sale made pursuant to this instrument or pursuant to the decree of any court having jurisdiction. To the extent permitted by applicable law, Pledgor and Borrower, for Pledgor and all who may claim by, through, or under Pledgor, hereby waives the benefit of all such laws, if any, and to the extent that Pledgor may lawfully do so under applicable law, waives any and all right to have any Security marshaled upon any foreclosure of the Lien hereof or sold in inverse order of alienation, and Pledgor and Borrower agree that Secured Party may sell the Security as an entirety.

         7.09 Discharge of Purchaser. Upon any sale made under the powers of sale herein granted and conferred, the sales receipt issued by Secured Party will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors, and assigns thereof will not, after paying such purchase money and receiving such receipt of Secured Party, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication, or nonapplication thereof.

         7.10 Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default the Secured Party is hereby authorized at any time and from time to time, without notice to Borrower or Pledgor (any such notice being expressly waived by the Borrower and Pledgor, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Secured Party to or for the credit or the account of Borrower or a Pledgor against any and all of the Indebtedness of Borrower, irrespective of whether the Secured Party shall have made any demand under this Agreement or the Note and although such obligations may be unmatured. The Secured Party agrees promptly to notify Borrower or the Pledgor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 8.  MISCELLANEOUS

         8.01 Notices. Subject to the provisions of Section 5.01, all communications under this Security Agreement shall be given as provided in the Note and shall be except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective Parties hereto shall be deemed to have been duly given or made when delivered to the Party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement or the Note, addressed to such Party at its address set forth below or at such other address as either of the Parties hereto may hereafter notify the other in writing.

To BORROWER INTELECT COMMUNICATIONS, INC.
         or PLEDGOR:       1100 Executive Drive
                           Richardson, Texas  75081
                           Telephone:       972-367-2100
                           Telecopy:        972-367-2271
                           Attention: Herman Frietsch, Chairman and CEO

with a copy to:            RYAN & SUDAN, L.L.P.
                           909 Fannin, 39th Floor
                           Houston, Texas 77010
                           Telephone:       713-652-0501
                           Telecopy:        713-652-0503
                           Attention:  Philip P. Sudan, Jr., Esq.

Secured Party:             THE COASTAL CORPORATION SECOND PENSION TRUST
                           Nine Greenway Plaza
                           Houston, Texas  77046-0995
                           Telephone:       713-877-7640
                           Telecopy:        713-297-1734
                           Attention: Donald H. Gullquist, Trustee

with a copy to:            THE COASTAL CORPORATION
                           Nine Greenway Plaza
                           Houston, Texas  77046-0995
                           Telephone:       713-877-6920
                           Telecopy:        713-877-7132
                           Attention: Director, Financial Administration

For wire transfers of funds to Secured Party under all Transaction Documents:

Custodian:                 Chase Bank of Texas - Houston, Texas
                           ABA #113000609
                           Trust Wires Clearing Account  DDA #00101606276
                           Description:  Intelect Communications Receipts
                           OBI# Attn: Trust Receipts    FFC: 5502001-1867300
                           The Coastal Corporation Second Pension  Trust
                           Attn:    Mary Grace Greenwood - (713) 216-4539

         8.02 Successors and Assigns. No party may assign its rights or delegate its duties hereunder to any Person without prior written consent of the other party, which consent will not be unreasonably withheld. This Security Agreement shall be binding upon the successors and permitted assigns of each of the parties, and, except as expressly set forth in the

Note and this Section 8.02, shall inure to the benefit of the successors and permitted assigns of each of the parties. The provisions of this Security Agreement are intended to be for the benefit of all Persons constituting Secured Party.

         8.03 Amendment and Waiver.

                  (a) This Security Agreement may be amended, and the observance of any term of this Security Agreement may be waived, with (and only with) the written consent of the Parties.

                  (b) Borrower and Pledgor shall not solicit, request, or negotiate for or with respect to any proposed waiver or amendment hereof except in accordance with the provisions of this Agreement and the Note.

                  (c) Any such amendment or waiver shall apply equally to all persons constituting Secured Party or Borrower and shall be binding upon each future Secured Party and upon each person constituting Pledgor or Borrower regardless of whether this Security Agreement, the Note or any other document shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

         8.04 Governing Law. THIS SECURITY AGREEMENT, THE LEGAL RELATIONS AMONG THE PARTIES HERETO, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED, APPLIED, AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS WITHOUT REFERENCE TO THE LAW OF ANOTHER JURISDICTION AND THE LAWS OF THE UNITED STATES OF AMERICA; PROVIDED, HOWEVER, THAT MATTERS RELATING TO THE PERFECTION OF SECURITY INTERESTS UPON ANY PERSONAL PROPERTY SHALL BE GOVERNED BY THE LAW OF ANOTHER JURISDICTION TO THE EXTENT REQUIRED BY THE NONWAIVABLE PROVISIONS OF SUCH LAW OR THE LAW OF THE STATE OF TEXAS.

         8.05 Severability. If any provision in this Security Agreement is rendered or declared illegal, invalid, or unenforceable by reason of any rule of law, public policy, or final judicial decision, all other terms and provisions of this Security Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner adverse to Borrower, Pledgor or Secured Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, Borrower, Pledgor and Secured Party shall negotiate in good faith to modify this Security Agreement so as to effect the original intent of the Parties hereto as closely as possible to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         8.06 Multiple Counterparts. The Parties may execute more than one counterpart of this Security Agreement, each of which shall be an original but all of which together shall constitute one and the same instrument.

         8.07 References. All references herein to one gender shall include the other. Unless otherwise expressly provided, all references to "Sections" are to Sections of this Security Agreement and all references to "Exhibits" are to the exhibits attached hereto, each of which is made a part hereof for all purposes.

         8.08. FINAL AGREEMENT OF THE PARTIES. THIS SECURITY AGREEMENT (INCLUDING THE EXHIBITS HERETO), THE NOTE AND THE OTHER TRANSACTION DOCUMENTS TO WHICH BORROWER OR ANY OF ITS SUBSIDIARIES IS A PARTY CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        *
                                        *
                                        *
                                        *
                                        *
                                        *

                                        *
                                        *
                                        *


         IN WITNESS WHEREOF, the Parties have caused this instrument to be executed as of the Effective Date.

SECURED PARTY:                             BORROWER:

THE COASTAL CORPORATION SECOND             INTELECT COMMUNICATIONS, INC.
PENSION TRUST


By:                                        By:
   ----------------------------------         --------------------------------
         Donald H. Gullquist                      Herman M. Frietsch
         Senior Vice President                    Chairman and CEO
         The Coastal Corporation


PLEDGOR:                                   INTELECT NETWORK TECHNOLOGIES
                                               COMPANY


                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------


PLEDGOR:                                   DNA ENTERPRISES, INC.


                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------



PLEDGOR:                                   INTELECT VISUAL COMMUNICATIONS CORP.


                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

IRREVOCABLE STOCK POWER


         For Value Received, the undersigned hereby sells, assigns and transfers to THE COASTAL CORPORATION SECOND PENSION TRUST, a Delaware corporation ("Secured Party"), ____________________________ (______) shares of the common stock of ______________ a corporation organized under the laws of ____________ standing in the undersigned's name on the books of the corporation, represented by Certificate No.______, and the undersigned does hereby irrevocably constitute and appoint ___________________________ my true and lawful attorney-in-fact, with full power of substitution, to transfer this stock on the books of the corporation.


Dated:
      ---------------------------

                                           INTELECT COMMUNICATIONS, INC.


                                           By:
                                              ----------------------------------

                                           Name:
                                                --------------------------------

                                           Title:
                                                 -------------------------------



In the presence of:


-------------------------